                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2003


                         COMMONWEALTH ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          CALIFORNIA                    000-33069                33-0769555
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)


           15901 RED HILL AVENUE, SUITE 100
                  TUSTIN, CALIFORNIA                         92780
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 258-0470


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  EXHIBITS.


Exhibit No.       Description
-----------       -----------
99.1                Press Release, dated as of October 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 30, 2003, Commonwealth Energy Corporation ("Commonwealth") issued a press release announcing its operating results for the fourth quarter and fiscal year ending July 31, 2003. Attached as Exhibit 99.1 to this report is a copy of the Commonwealth press release, which is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003                       COMMONWEALTH ENERGY CORPORATION

                                             By:   /S/ JAMES L. OLIVER
                                                   -----------------------------
                                                   James L. Oliver
                                                   Chief Financial Officer



                                      - 2 -